Exhibit 99.1

M.D.C. HOLDINGS, INC.

News Release

M.D.C. HOLDINGS ANNOUNCES 2016 SECOND QUARTER RESULTS

DENVER, COLORADO, Wednesday August 3, 2016. M.D.C. Holdings, Inc. (NYSE: MDC) announced results for the quarter ended June 30, 2016.

2016 Second Quarter Highlights and Comparisons to 2015 Second Quarter

●	Net income up 35% to $26.9 million, or $0.55 per share from $20.0 million or $0.41 per share
●	Home sale revenues up 24% to $571.2 million from $461.7 million
o	Average sales price up 10% to $449,100
o	Homes delivered up 13% to 1,272
●	Dollar value of net new orders up 15% to $723.0 million from $629.7 million
o	Net new orders up 11% to 1,646
●	Ending backlog dollar value up 42% to $1.61 billion from $1.13 billion
o	Ending backlog units up 35% to 3,445

Larry A. Mizel, MDC’s Chairman and Chief Executive Officer, stated, “We are very pleased with the results of our 2016 second quarter, highlighted by a 35% increase in our net income. As a result of strong execution by our dedicated employees across the country, our home sale revenues improved by 24%, the fastest rate of year-over-year growth in nearly 3 years.”

Mr. Mizel concluded, “To end the spring selling season, we recorded our ninth consecutive quarter of year-over-year growth in net new orders and achieved our highest second quarter average monthly sales absorption pace in over a decade, enabling us to reach a quarter-end backlog that was considerably higher than a year ago. As we enter the second half of 2016, our focus will be on accelerating the delivery of homes from this robust backlog, with a goal of sustaining our significant year-over-year revenue growth for the remainder of the year. This focus will give us the opportunity for continuing gains in operating leverage and overall returns for our Company, even as we maintain a financial position that ranks among the industry’s strongest.”

M.D.C. HOLDINGS, INC.

Homebuilding

Home sale revenues for the 2016 second quarter increased 24% to $571.2 million, compared to $461.7 million for the prior year period. This improvement was driven by a 13% increase in deliveries, primarily due to a 39% year-over-year increase of our homes in beginning backlog, and a 10% increase in average selling price. The increase in average selling price was primarily the result of a mix shift to higher-priced submarkets and, to a lesser extent, price increases implemented in the prior year.

For the 2016 second quarter, our gross margin from home sales declined 20 basis points from the same period in 2015. The decline was primarily the result of $1.6 million of inventory impairments, but it was mostly offset by less interest included in cost of sales as a percentage of home sale revenues.

Selling, general and administrative (“SG&A”) expenses for the 2016 second quarter were $64.4 million, up $9.6 million from $54.8 million for the same period in 2015. Our SG&A expenses as a percentage of home sale revenues (“SG&A rate”) decreased by 60 basis points to 11.3% for the 2016 second quarter from 11.9% in the 2015 second quarter. This decrease in our SG&A rate was primarily the result of a 24% increase in home sale revenues.

The dollar value of net new orders for the 2016 second quarter increased 15% year-over-year to $723.0 million. The improvement was primarily the result of an 11% increase in the number of homes sold, which was driven by a 10% increase in our monthly sales absorption rate. We also had a slight increase in our average selling price, due to price increases implemented in various active communities over the past year and a shift in mix to higher priced communities.

Our backlog value at the end of the 2016 second quarter was up 42% year-over-year to $1.61 billion. The improvement was due mostly to a 35% increase in the number of units in backlog, primarily due to (1) an increase in net new order activity over the last twelve months, (2) a higher percent of our backlog coming from build-to-order sales, which are generally in backlog for a longer period of time and, (3) limited subcontractor availability, which has extended our cycle times.

Financial Services

Income before taxes for our financial services operations for the 2016 second quarter was $9.1 million, a $0.8 million increase from $8.3 million in the 2015 second quarter. The increase in pretax income was primarily the result of year-over-year increases in (1) the dollar value of loans locked, originated, and sold, and (2) higher gains on loans locked and sold.

M.D.C. HOLDINGS, INC.

About MDC

Since 1972, MDC's subsidiary companies have built and financed the American dream for more than 185,000 homebuyers. MDC's commitment to customer satisfaction, quality and value is reflected in each home its subsidiaries build. MDC is one of the largest homebuilders in the United States. Its subsidiaries have homebuilding operations across the country, including the metropolitan areas of Denver, Colorado Springs, Salt Lake City, Las Vegas, Phoenix, Tucson, Riverside-San Bernardino, Los Angeles, San Diego, Orange County, San Francisco Bay Area, Sacramento, Washington D.C., Baltimore, Orlando, Jacksonville, South Florida and Seattle. The Company's subsidiaries also provide mortgage financing, insurance and title services, primarily for Richmond American homebuyers, through HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company, respectively. M.D.C. Holdings, Inc. is traded on the New York Stock Exchange under the symbol "MDC." For more information, visit www.mdcholdings.com.

M.D.C. HOLDINGS, INC.

Forward-Looking Statements

Certain statements in this release, including statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-Q for the quarter ended June 30, 2016, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact:       Kevin McCarty

Vice President of Finance and Corporate Controller

1-866-424-3395 / (720) 977-3395

IR@mdch.com

M.D.C. HOLDINGS, INC.

Consolidated Statements of Operations and Comprehensive Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(Dollars in thousands, except per share amounts)
	(Unaudited)
Homebuilding:
Home sale revenues	$571,195	$461,708	$965,615	$838,717
Land sale revenues	316	-	2,640	910
Total home and land sale revenues	571,511	461,708	968,255	839,627
Home cost of sales	(475,836)	(385,019)	(805,862)	(703,661)
Land cost of sales	(216)	-	(1,879)	(1,125)
Inventory impairments	(1,600)	-	(1,600)	(350)
Total cost of sales	(477,652)	(385,019)	(809,341)	(705,136)
Gross margin	93,859	76,689	158,914	134,491
Selling, general and administrative expenses	(64,440)	(54,781)	(120,717)	(105,313)
Interest and other income	2,553	2,720	3,489	4,574
Other expense	(278)	(1,055)	(905)	(2,189)
Other-than-temporary impairment of marketable securities	(288)	-	(719)	-
Homebuilding pretax income	31,406	23,573	40,062	31,563

Financial Services:
Revenues	15,823	11,420	26,840	22,011
Expenses	(7,543)	(4,207)	(13,784)	(10,366)
Interest and other income	772	1,096	1,613	2,000
Financial services pretax income	9,052	8,309	14,669	13,645

Income before income taxes	40,458	31,882	54,731	45,208
Provision for income taxes	(13,545)	(11,884)	(18,255)	(16,790)
Net income	$26,913	$19,998	$36,476	$28,418

Other comprehensive income (loss) related to available for sale securities, net of tax	895	(360)	2,843	948
Comprehensive income	$27,808	$19,638	$39,319	$29,366

Earnings per share:
Basic	$0.55	$0.41	$0.74	$0.58
Diluted	$0.55	$0.41	$0.74	$0.58

Weighted average common shares outstanding
Basic	48,851,350	48,768,021	48,839,660	48,741,476
Diluted	48,861,742	49,005,037	48,848,914	48,954,059

Dividends declared per share	$0.25	$0.25	$0.50	$0.50

M.D.C. HOLDINGS, INC.

Consolidated Balance Sheets

	June 30,	December 31,
	2016	2015
	(Dollars in thousands, except
	per share amounts)
	(Unaudited)
ASSETS
Homebuilding:
Cash and cash equivalents	$132,006	$144,342
Marketable securities	55,798	92,387
Restricted cash	3,946	3,750
Trade and other receivables	47,803	23,314
Inventories:
Housing completed or under construction	933,922	747,036
Land and land under development	893,096	1,016,926
Total inventories	1,827,018	1,763,962
Property and equipment, net	29,143	28,226
Deferred tax asset, net	89,242	99,107
Metropolitan district bond securities (related party)	28,604	25,911
Prepaid and other assets	65,254	65,394
Total homebuilding assets	2,278,814	2,246,393
Financial Services:
Cash and cash equivalents	39,300	36,646
Marketable securities	14,821	11,307
Mortgage loans held-for-sale, net	118,699	115,670
Other assets	9,766	5,883
Total financial services assets	182,586	169,506
Total Assets	$2,461,400	$2,415,899
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$48,294	$40,472
Accrued liabilities	130,651	122,886
Revolving credit facility	15,000	15,000
Senior notes, net	841,076	840,524
Total homebuilding liabilities	1,035,021	1,018,882
Financial Services:
Accounts payable and accrued liabilities	56,060	52,114
Mortgage repurchase facility	93,297	88,611
Total financial services liabilities	149,357	140,725
Total Liabilities	1,184,378	1,159,607
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.01 par value; 250,000,000 shares authorized; 49,008,835 and 48,888,424 issued and outstanding at June 30, 2016 and December 31, 2015, respectively	490	489
Additional paid-in-capital	921,660	915,746
Retained earnings	336,314	324,342
Accumulated other comprehensive income	18,558	15,715
Total Stockholders' Equity	1,277,022	1,256,292
Total Liabilities and Stockholders' Equity	$2,461,400	$2,415,899

M.D.C. HOLDINGS, INC.

Consolidated Statement of Cash Flows

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(Dollars in thousands)
	(Unaudited)
Operating Activities:
Net income	$26,913	$19,998	$36,476	$28,418
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	3,176	1,716	6,163	2,591
Depreciation and amortization	1,294	1,009	2,367	2,092
Inventory impairments	1,600	-	1,600	350
Other-than-temporary impairment of marketable securities	288	-	719	-
Gain on sale of marketable securities	(1,177)	(473)	(262)	(462)
Amortization of discount / premiums on marketable debt securities, net	-	41	-	100
Deferred income tax expense	6,085	11,554	7,873	16,267
Net changes in assets and liabilities:
Restricted cash	(597)	(684)	(196)	(2,128)
Trade and other receivables	(10,984)	5,849	(26,235)	(292)
Mortgage loans held-for-sale	(36,506)	(15,020)	(3,029)	8,664
Housing completed or under construction	(71,448)	(45,756)	(186,805)	(41,474)
Land and land under development	54,390	38,193	122,701	36,919
Prepaid expenses and other assets	(3,886)	(3,607)	(2,975)	(3,118)
Accounts payable and accrued liabilities	23,751	16,263	19,517	(3,418)
Net cash provided by (used in) operating activities	(7,101)	29,083	(22,086)	44,509

Investing Activities:
Purchases of marketable securities	(9,944)	(14,195)	(15,426)	(34,679)
Maturities of marketable securities	-	-	-	1,510
Sales of marketable securities	30,165	37,203	50,765	50,179
Purchases of property and equipment	(1,173)	(81)	(3,117)	(421)
Net cash provided by investing activities	19,048	22,927	32,222	16,589

Financing Activities:
Advances (payments) on mortgage repurchase facility, net	33,076	9,963	4,686	(10,822)
Dividend payments	(12,252)	(12,212)	(24,504)	(24,425)
Proceeds from exercise of stock options	-	612	-	612
Net cash provided by (used in) financing activities	20,824	(1,637)	(19,818)	(34,635)

Net increase (decrease) in cash and cash equivalents	32,771	50,373	(9,682)	26,463
Cash and cash equivalents:
Beginning of period	138,535	129,915	180,988	153,825
End of period	$171,306	$180,288	$171,306	$180,288

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

New Home Deliveries

	Three Months Ended June 30,
	2016			2015			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
Arizona	201	$60,976	$303.4	203	$58,691	$289.1	(1)%	4%	5%
California	192	117,985	614.5	185	89,544	484.0	4%	32%	27%
Nevada	148	51,834	350.2	134	46,616	347.9	10%	11%	1%
Washington	85	39,236	461.6	59	22,850	387.3	44%	72%	19%
West	626	270,031	431.4	581	217,701	374.7	8%	24%	15%
Colorado	353	172,100	487.5	317	147,925	466.6	11%	16%	4%
Utah	51	17,935	351.7	25	8,968	358.7	104%	100%	(2)%
Mountain	404	190,035	470.4	342	156,893	458.8	18%	21%	3%
Maryland	83	41,639	501.7	57	25,702	450.9	46%	62%	11%
Virginia	75	38,623	515.0	60	28,326	472.1	25%	36%	9%
Florida	84	30,867	367.5	86	33,086	384.7	(2)%	(7)%	(4)%
East	242	111,129	459.2	203	87,114	429.1	19%	28%	7%
Total	1,272	$571,195	$449.1	1,126	$461,708	$410.0	13%	24%	10%

	Six Months Ended June 30,
	2016			2015			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
Arizona	361	$106,038	$293.7	353	$105,577	$299.1	2%	0%	(2)%
California	317	193,515	610.5	325	158,530	487.8	(2)%	22%	25%
Nevada	255	90,260	354.0	245	87,530	357.3	4%	3%	(1)%
Washington	159	71,593	450.3	115	42,881	372.9	38%	67%	21%
West	1,092	461,406	422.5	1,038	394,518	380.1	5%	17%	11%
Colorado	602	293,675	487.8	562	259,863	462.4	7%	13%	6%
Utah	90	32,510	361.2	56	20,140	359.6	61%	61%	0%
Mountain	692	326,185	471.4	618	280,003	453.1	12%	16%	4%
Maryland	117	57,445	491.0	113	52,858	467.8	4%	9%	5%
Virginia	115	58,777	511.1	119	57,446	482.7	(3)%	2%	6%
Florida	163	61,802	379.2	147	53,892	366.6	11%	15%	3%
East	395	178,024	450.7	379	164,196	433.2	4%	8%	4%
Total	2,179	$965,615	$443.1	2,035	$838,717	$412.1	7%	15%	8%

Net New Orders

	Three Months Ended June 30,
	2016				2015				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *
	(Dollars in thousands)
Arizona	236	$69,393	$294.0	2.62	250	$70,350	$281.4	2.35	(6)%	(1)%	4%	11%
California	308	178,438	579.3	5.33	283	158,462	559.9	4.44	9%	13%	3%	20%
Nevada	230	81,610	354.8	3.48	150	56,254	375.0	4.55	53%	45%	(5)%	(24)%
Washington	118	56,463	478.5	3.42	109	45,769	419.9	2.79	8%	23%	14%	23%
West	892	385,904	432.6	3.59	792	330,835	417.7	3.27	13%	17%	4%	10%
Colorado	413	191,329	463.3	4.02	410	187,483	457.3	3.23	1%	2%	1%	24%
Utah	77	28,070	364.5	3.21	63	22,458	356.5	3.11	22%	25%	2%	3%
Mountain	490	219,399	447.8	3.87	473	209,941	443.8	3.22	4%	5%	1%	20%
Maryland	69	31,750	460.1	1.67	61	28,660	469.8	2.14	13%	11%	(2)%	(22)%
Virginia	73	37,362	511.8	2.95	43	22,318	519.0	1.74	70%	67%	(1)%	70%
Florida	122	48,565	398.1	2.32	112	37,938	338.7	2.45	9%	28%	18%	(5)%
East	264	117,677	445.7	2.23	216	88,916	411.6	2.18	22%	32%	8%	2%
Total	1,646	$722,980	$439.2	3.34	1,481	$629,692	$425.2	3.03	11%	15%	3%	10%

	Six Months Ended June 30,
	2016				2015				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *
	(Dollars in thousands)
Arizona	459	$138,015	$300.7	2.49	475	$132,673	$279.3	2.22	(3)%	4%	8%	12%
California	537	322,374	600.3	4.54	512	280,992	548.8	4.15	5%	15%	9%	9%
Nevada	459	163,041	355.2	3.57	377	143,669	381.1	4.83	22%	13%	(7)%	(26)%
Washington	242	116,336	480.7	3.17	221	91,814	415.4	2.90	10%	27%	16%	9%
West	1,697	739,766	435.9	3.34	1,585	649,148	409.6	3.22	7%	14%	6%	4%
Colorado	906	427,248	471.6	4.11	900	418,453	464.9	3.56	1%	2%	1%	15%
Utah	143	52,783	369.1	3.03	129	46,747	362.4	3.27	11%	13%	2%	(7)%
Mountain	1,049	480,031	457.6	3.92	1,029	465,200	452.1	3.52	2%	3%	1%	11%
Maryland	158	74,810	473.5	2.09	128	62,276	486.5	2.33	23%	20%	(3)%	(10)%
Virginia	158	82,055	519.3	3.07	115	57,497	500.0	2.10	37%	43%	4%	46%
Florida	230	97,657	424.6	2.42	217	77,374	356.6	2.51	6%	26%	19%	(4)%
East	546	254,522	466.2	2.46	460	197,147	428.6	2.34	19%	29%	9%	5%
Total	3,292	$1,474,319	$447.8	3.30	3,074	$1,311,495	$426.6	3.13	7%	12%	5%	5%

* Calculated as total net new orders in period ÷ average active communities during period ÷ number of months in period

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

Active Subdivisions

				Average Active Subdivisions			Average Active Subdivisions
	Active Subdivisions			Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%	June 30,		%
	2016	2015	Change	2016	2015	Change	2016	2015	Change
Arizona	30	35	(14)%	30	36	(17)%	31	36	(14)%
California	20	20	0%	19	21	(10)%	20	21	(5)%
Nevada	22	11	100%	22	11	100%	21	13	62%
Washington	10	13	(23)%	12	13	(8)%	13	13	0%
West	82	79	4%	83	81	2%	85	83	2%
Colorado	28	39	(28)%	34	42	(19)%	37	42	(12)%
Utah	8	7	14%	8	7	14%	8	7	14%
Mountain	36	46	(22)%	42	49	(14)%	45	49	(8)%
Maryland	13	9	44%	14	10	40%	13	9	44%
Virginia	9	7	29%	8	8	0%	9	9	0%
Florida	19	15	27%	18	15	20%	16	14	14%
East	41	31	32%	40	33	21%	38	32	19%
Total	159	156	2%	165	163	1%	168	164	2%

Backlog

	June 30,
	2016			2015			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
Arizona	419	$129,591	$309.3	353	$102,062	$289.1	19%	27%	7%
California	562	360,450	641.4	379	217,806	574.7	48%	65%	12%
Nevada	399	138,604	347.4	287	114,305	398.3	39%	21%	(13)%
Washington	262	127,968	488.4	161	68,564	425.9	63%	87%	15%
West	1,642	756,613	460.8	1,180	502,737	426.0	39%	50%	8%
Colorado	1,126	546,356	485.2	917	428,450	467.2	23%	28%	4%
Utah	161	59,133	367.3	113	39,681	351.2	42%	49%	5%
Mountain	1,287	605,489	470.5	1,030	468,131	454.5	25%	29%	4%
Maryland	131	61,623	470.4	83	42,326	510.0	58%	46%	(8)%
Virginia	144	76,278	529.7	86	44,964	522.8	67%	70%	1%
Florida	241	107,679	446.8	179	71,180	397.7	35%	51%	12%
East	516	245,580	475.9	348	158,470	455.4	48%	55%	5%
Total	3,445	$1,607,682	$466.7	2,558	$1,129,338	$441.5	35%	42%	6%

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

Homes Completed or Under Construction (WIP lots)

	June 30,		%
	2016	2015	Change
Unsold:
Completed	100	229	(56)%
Under construction	263	459	(43)%
Total unsold started homes	363	688	(47)%
Sold homes under construction or completed	2,535	1,787	42%
Model homes	289	281	3%
Total homes completed or under construction	3,187	2,756	16%

Lots Owned and Optioned (including homes completed or under construction)

	June 30, 2016			June 30, 2015
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
Arizona	1,565	259	1,824	1,972	40	2,012	(9)%
California	1,834	79	1,913	1,625	55	1,680	14%
Nevada	2,087	67	2,154	1,683	420	2,103	2%
Washington	816	35	851	825	129	954	(11)%
West	6,302	440	6,742	6,105	644	6,749	(0)%
Colorado	3,937	1,423	5,360	3,878	821	4,699	14%
Utah	424	-	424	535	-	535	(21)%
Mountain	4,361	1,423	5,784	4,413	821	5,234	11%
Maryland	297	168	465	385	325	710	(35)%
Virginia	498	107	605	588	319	907	(33)%
Florida	1,038	512	1,550	910	160	1,070	45%
East	1,833	787	2,620	1,883	804	2,687	(2)%
Total	12,496	2,650	15,146	12,401	2,269	14,670	3%

M.D.C. HOLDINGS, INC.

Other Financial Data

Selling, General and Administrative Expense

	Three Months Ended June 30,			Six Months Ended June 30,
	2016	2015	Change	2016	2015	Change
	(Dollars in thousands)			(Dollars in thousands)
General and administrative expenses	$31,414	$26,377	$5,037	$62,880	$52,290	$10,590
General and administrative expenses as a percentage of home sale revenues	5.5%	5.7%	(20) bps	6.5%	6.2%	30 bps

Marketing expenses	$14,433	$13,191	$1,242	$26,466	$25,318	$1,148
Marketing expenses as a percentage of home sale revenues	2.5%	2.9%	(40) bps	2.7%	3.0%	(30) bps

Commissions expenses	$18,593	$15,213	$3,380	$31,371	$27,705	$3,666
Commissions expenses as a percentage of home sale revenues	3.3%	3.3%	0 bps	3.2%	3.3%	(10) bps
Total selling, general and administrative expenses	$64,440	$54,781	$9,659	$120,717	$105,313	$15,404
Total selling, general and administrative expenses as a percentage of home sale revenues	11.3%	11.9%	(60) bps	12.5%	12.6%	(10) bps

Capitalized Interest

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(Dollars in thousands)
Homebuilding interest incurred	$13,106	$13,305	$26,324	$26,556
Less: Interest capitalized	(13,106)	(13,305)	(26,324)	(26,556)
Homebuilding interest expensed	$-	$-	$-	$-

Interest capitalized, beginning of period	$79,783	$79,991	$77,541	$79,231
Plus: Interest capitalized during period	13,106	13,305	26,324	26,556
Less: Previously capitalized interest included in home and land cost of sales	(15,739)	(14,439)	(26,715)	(26,930)
Interest capitalized, end of period	$77,150	$78,857	$77,150	$78,857